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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


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                Date of Report (Date of earliest event reported):


                                  MAY 22, 2000


                          CAMBRIDGE NEUROSCIENCE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      DELAWARE                     0-19193                       13-3319074
 ----------------               ------------                 -------------------
 (State or other                (Commission                   (IRS Employer
  jurisdiction of               File Number)                 Identification No.)
 incorporation)


              ONE KENDALL SQUARE, BUILDING 700, CAMBRIDGE, MA 02139
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (617) 225-0600


                            Total Number of Pages 9.
                            Exhibit Index at Page 4.

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ITEM 5 - OTHER EVENTS

         On May 22, 2000, Cambridge NeuroScience, Inc. (the "Company") and CeNeS Pharmaceuticals plc, a Scottish corporation ("CeNeS") entered into an Agreement and Plan of Merger (the "Merger Agreement") which provides for among other things, the acquisition of the Company by CeNeS through a stock merger. The Merger Agreement provides for the merger of a wholly-owned subsidiary of CeNeS into the Company (the "Acquisition"). Under the terms of the Merger Agreement, each Company shareholder will receive a number of shares of CeNeS ordinary shares equal to the exchange ratio for each share of Company common stock. The exact exchange ratio will be determined by dividing $2.25 by the average of the closing prices of a share of CeNeS stock on the London Stock Exchange for ten consecutive full trading days ending two trading days prior to the closing date (the "CeNeS Price"). In the event the CeNeS Price (i) decreases below $.9586 then the exchange ratio shall remain fixed at 2.3472 or (ii) increases above $1.3915 then the exchange ratio will be fixed at 1.6170. The transaction is expected to be a tax-free exchange to the holders of Company common stock.

         The transaction may be terminated by the Board of Directors of the Company if the CeNeS Price is less than $.6182.

         The Acquisition is subject to customary conditions, including but not limited to, the approval of CeNeS shareholders and Company shareholders.

         The Company also announced that effective May 22, 2000, Harry W. Wilcox, III resigned as President and Chief Executive Officer of the Company, and that Robert N. McBurney, Ph.D., was named President and Chief Executive Officer of the Company.

         The information contained in the news release relating to the foregoing is incorporated herein by reference and filed as Exhibit 99.1 hereto.

ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

                  99.1     The Company's News Release dated May 23, 2000.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CAMBRIDGE NEUROSCIENCE, INC.



Date:  June 6, 2000                       /s/ Robert N. McBurney, Ph.D.
                                          -------------------------------------
                                          Robert N. McBurney, Ph.D.
                                          President and Chief Executive Officer



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                                  EXHIBIT INDEX



EXHIBIT
SEQUENTIAL
NUMBER                         DESCRIPTION

99.1                           The Company's News Release dated May 23, 2000.



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